SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 ________________


                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of
                 earliest event reported):             December 21, 1994

                                     BORDEN, INC.
               (Exact name of registrant as specified in its charter)


               New Jersey                   I-71              13-0511250
       (State or other jurisdiction      (Commission          (IRS Employer
             of incorporation)          file number)      Identification No.)


         180 East Broad St., Columbus, OH                         43215
      (Address of principal executive offices)                 (zip code)


     Registrant's telephone number, including area code:      614-225-4000







         ITEM 1. (a) and (b)  CHANGES IN CONTROL OF REGISTRANT

                   On December 21, 1994, Kohlberg Kravis Roberts & Co., L.P. ("KKR") announced the completion of the exchange offer (the "Exchange Offer"), pursuant to the Agreement and Plan of Merger, dated as of September 23, 1994, as amended, by and among Borden Acquisition Corp. ("BAC"), a subsidiary of Whitehall Associates, L.P. ("Whitehall"), an affiliate of KKR, Whitehall and Borden, Inc. (the "Registrant"), for the common shares of the Registrant (the "Shares"). Pursuant to the Exchange Offer, Whitehall and KKR Partners II, L.P., an affiliate of KKR (together, the "Common Stock Partnerships") acquired, as of December 21, 1994, an estimated 90,007,716 Shares, or approximately 63.5% of those outstanding. On the same date, the Common Stock Partnerships acquired 28,138,000 Shares directly from the Registrant pursuant to the exercise of the option granted under the Conditional Purchase/Stock Option Agreement dated as of September 23, 1994 by and among Whitehall, BAC and the Registrant (the "Option"). The consideration in both the Exchange Offer and the exercise of the Option was shares of the common stock, par value $.01 per share, of RJR Nabisco Holdings Corp. (the "Holdings Common Stock") owned by affiliates of KKR. Following consummation of the Exchange Offer and the exercise of the Option, as of December 30, 1994, the Common Stock Partnerships held 118,269,307 Shares (representing approximately 69.58% of the issued and outstanding Shares), acquired for an aggregate consideration of 257,639,053 shares of Holdings Common Stock.


         ITEM 5.   OTHER EVENTS

                   On December 21, 1994, the Registrant announced that, pursuant to the Merger Agreement, five new directors of the Registrant designated by KKR had been elected and five then ex-isting directors had resigned. The foregoing is qualified in its entirety by reference to the Registrant's press release, dated December 21, 1994, which is filed as an exhibit hereto and incorporated herein by reference.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 1 --   Press release of the Registrant dated December
                        21, 1994.






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         Exhibit 2 --   Credit Agreement dated as of December 15, 1994
                        among the Registrant, as Borrower, and the banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Bankers Trust Company, Chemical Bank, Citibank, N.A. and Credit Suisse, as Lead Managing Agents, and BT Securities Corporation, Chemical Securities Inc., Citicorp Securities, Inc. and Credit Suisse, as Arrang-ers.*

         Exhibit 3 --   Second Amended and Restated Credit Agreement
                        dated as of December 15, 1994 among T.M. In-vestors Limited Partnership, as Borrower, and the banks named therein, as Banks, Citibank, N.A., as Administrative Agent, Bankers Trust
                        Company, Chemical Bank, Citibank, N.A. and
                        Credit Suisse, as Lead Managing Agents, and BT
                        Securities Corporation, Chemical Securities
                        Inc., Citicorp Securities, Inc. and Credit Su-isse, as Arrangers (the Registrant does not control T.M. Investors Limited Partnership and this exhibit has been furnished to the Regis-trant voluntarily at the Registrant's request).*

         Exhibit 4 --   Form of Amendment to the Merger Agreement, dated
                        as of November 15, 1994.*

         Exhibit 5 --   Second Amendment to the Merger Agreement, dated
                        as of December 6, 1994.*
















         _____________________
         *  Exhibits incorporated by reference -- see Exhibit Index.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BORDEN, INC.



         Date:  January 5, 1995        /s/Allan L. Miller
                                       Allan L. Miller
                                       Senior Vice President, Chief
                                         Administrative Officer and
                                         General Counsel




































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                                  EXHIBIT INDEX


         Exhibit
           No.                           Description

            1         Press release of the Registrant dated December 21,
                      1994.

            2 Credit Agreement dated as of December 15, 1994 among the Registrant, as Borrower, and the banks named therein, as Banks, Citibank, N.A., as Ad-ministrative Agent, Bankers Trust Company, Chemical Bank, Citibank, N.A. and Credit Suisse, as Lead Managing Agents, and BT Securities Cor-poration, Chemical Securities Inc., Citicorp Se-curities, Inc. and Credit Suisse, as Arrangers (incorporated by reference to Exhibit 99.93 to the Amendment No. 9 to the Registrant's Schedule 14D-9 filed on December 20, 1994).

            3 Second Amended and Restated Credit Agreement dated as of December 15, 1994 among T.M. Investors Limited Partnership, as Borrower, and the banks named therein, as Banks, Citibank, N.A., as Ad-ministrative Agent, Bankers Trust Company, Chemical Bank, Citibank, N.A. and Credit Suisse, as Lead Managing Agents, and BT Securities Cor-poration, Chemical Securities Inc., Citicorp Se-curities, Inc. and Credit Suisse, as Arrangers (the Registrant does not control T.M. Investors Limited Partnership and this exhibit has been furnished to the Registrant voluntarily at the Registrant's request) (incorporated by reference to Exhibit 99.94 to the Amendment No. 9 to the Registrant's Schedule 14D-9 filed on December 20,
                      1994).

            4 Form of Amendment to the Merger Agreement, dated as of November 15, 1994 (incorporated by reference to Exhibit 99.3 to the Registrant's 14D-9, filed on November 22, 1994)

            5 Second Amendment to the Merger Agreement, dated as of December 6, 1994 (incorporated by reference to Exhibit 99.87 to the Amendment No. 5 to the
                      Registrant's Schedule 14D-9 filed on December 8,
                      1994).




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